Exhibit 10.1
AMENDMENT NUMBER FOUR TO BUSINESS LOAN AGREEMENT AND OTHER RELATED DOCUMENTS

THIS AMENDMENT NUMBER FOUR TO BUSINESS LOAN AGREEMENT AND OTHER RELATED DOCUMENTS (this “Amendment”), dated as of December 17, 2024, is entered into between BANC OF CALIFORNIA, formerly known as Pacific Western Bank (“Lender”), and HANCOCK PARK CORPORATE INCOME, INC., a Maryland corporation (“Borrower”), in light of the following facts:
RECITALS
WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated September 9, 2019 (as previously amended, the “Loan Agreement”); and
WHEREAS, Lender and Borrower have agreed to amend the Loan Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, the parties agree as follows:
1.DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.
2.AMENDMENTS.
(a)All references in the Loan Agreement, Note and other Related Documents to the $20,000,000 “Principal” or maximum principal cap on the revolving line of credit provided thereunder is hereby changed to and shall be $15,000,000, which shall continue to be subject to the other limitations and terms and conditions set forth therein.
(b)The paragraph titled “Documentation Fee; Unused Commitment Fee” on page 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Documentation Fee; Commitment Fee. On the effective date of Amendment Number Four to this Agreement, Borrower shall pay Lender a documentation fee equal to $3,000, which fee shall be fully earned and non-refundable. Borrower shall also pay an annual fee equal to 0.50% of the Maximum Amount, payable on December 31, 2025 and on each anniversary thereof, during the term of this Agreement, prorated for any period that is less than a full year.”
(c)The stated amount of the Note is hereby decreased from $20,000,000 to $15,000,000.
(d)The paragraph titled “Minimum Tangible Net Asset Value” on page 3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Minimum Tangible Net Asset Value. Borrower shall maintain a minimum Net Asset Value in the amount of $12,000,000.00. The term “Net Asset Value" is defined as the total
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assets less goodwill/other intangible less the total liabilities on a consolidated basis. This required value must be maintained at all times and may be evaluated quarterly.”
(e)The provision title “Minimum Quarterly Net Investment Income” on page 3 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Minimum Quarterly Net Investment Income. Borrower shall maintain a minimum Quarterly Net Investment Income after the management/incentive fees in the amount of $200,000.00. The term "Net Investment Income" is defined as the total investment income less the total expenses, as presented in Borrower’s financial statements. This required minimum income must be maintained at all times and may be evaluated quarterly.”
(f)The subsection titled “Indebtedness and Liens” on page 4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Indebtedness and Liens. (1) create, incur, assume, or guarantee indebtedness for borrowed money, including capital leases, other than (A) for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, (B) unsecured indebtedness with a maturity date that is after the maturity date of the Indebtedness under this Agreement, (C) indebtedness incurred hereunder and pursuant to this Agreement and the Related Documents, (D) obligations payable to clearing agencies, brokers or dealers in connection with the purchase or sale of securities in the ordinary course of business, (E) any indebtedness that is expressly subordinated to the indebtedness incurred hereunder and pursuant to this Agreement, (F) repurchase obligations arising in the ordinary course of business with respect to U.S. government obligations; and (G) any guarantee in the ordinary course of business;”
(g)The following subsection under the DEFAULT section of the Loan Agreement, is hereby amended and restated in its entirety to read as follows:
“Support Agreement. [Reserved].”
3.CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:
(a)Lender shall have received a fully executed original of this Amendment;
(b)Lender shall have received a fully executed Disbursement Request and Authorization;
(c)Lender shall have received a documentation fee of $3,000; and
(d)Lender shall have received all legal fees incurred by it in connection with prior work and this Amendment and all other documents being executed in connection herewith.
4.REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all representations and warranties of Borrower set forth in the Loan Agreement are true, complete and accurate as of the date hereof.
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5.LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Loan Agreement shall remain unchanged and in full force and effect.
6.COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOWS]
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IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the date first written above.

HANCOCK PARK CORPORATE INCOME, INC., a Maryland corporation, as Borrower By: /s/ Jeffrey A. Cerny Jeffrey A. Cerny, CFO
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BANC OF CALIFORNIA By: /s/ Todd Savitz Todd Savitz, Senior Vice President
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